UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2026

PROCAP FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42995	39-2767031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lexington Avenue, Floor 2
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(305) 938-0912

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BRR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BRRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On February 8, 2026, ProCap Financial, Inc. (the “Company” or “ProCap Financial”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Silvia Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), CFO Silvia, Inc, a Delaware corporation (“CFO Silvia”), Inflection Points Inc, a Delaware corporation (“Inflection Points”), Shain Noor (“Noor” and, together with Inflection Points, the “Sellers”), and Shain Noor, solely in his capacity as the stockholder representative (the “Stockholder Representative”). Under the Merger Agreement, Merger Sub will merge with and into CFO Silvia, with CFO Silvia surviving as a direct wholly owned subsidiary of the Company (the “Merger” or the “Proposed Transaction”).

At the effective time of the Merger (the “Effective Time”), each share of CFO Silvia common stock outstanding immediately prior to the Effective Time (other than dissenting shares and treasury shares) will be converted into the right to receive shares of common stock of the Company, par value $0.001 per share (the “Company Common Stock”), consisting of (i) the per share merger consideration, and (ii) any per share earnout consideration, in each case as described in the Merger Agreement and related spreadsheet to be delivered prior to closing. In addition, each outstanding simple agreement for future equity (“SAFE”) will be terminated at the Effective Time, and each SAFE holder will be entitled to receive a portion of the total merger consideration and earnout shares (if any), in accordance with the Merger Agreement. A portion of the merger consideration otherwise payable to equityholders will be deposited into an escrow account for a period of twelve months to secure indemnification obligations. The shares of Company Common Stock issued in the Merger will be subject to transfer restrictions, including lock-up provisions, as further described in the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, during the earnout period, if the volume-weighted trading price of the Company Common Stock equals or exceeds $9.00 on the applicable measurement date, the Company will issue the earnout shares within ten business days following such date; provided that any earnout shares deliverable to Noor are conditioned upon his continued employment and good standing through the earnout release date, subject to certain exceptions. The earnout may only be achieved and paid once, and Company’s earnout obligations terminate upon issuance of the earnout shares or expiration of the earnout period.

In general, the Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Merger Agreement is intended to constitute a plan of reorganization thereunder.

The closing of the Merger is subject to customary closing conditions, including the filing of a certificate of merger with the Delaware Secretary of State, specified regulatory approvals (including any required filings under the Hart-Scott-Rodino Antitrust Improvements Act, if applicable), and the receipt of requisite approvals from CFO Silvia stockholders and Company stockholders, among other conditions set forth in the Merger Agreement.

Registration Rights Agreement

In connection with the Merger, the Company and certain equityholders of CFO Silvia (including the Sellers and holders of SAFEs who receive Company Common Stock at closing) (the “Holders”) will enter into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, a majority-in-interest of the then outstanding Registrable Securities (as defined in the Registration Rights Agreement) may make a written demand for registration of all or part of their Registrable Securities as soon as practicable, but not more than 45 days after the Company’s receipt of the demand for registration. The Company will not be obligated to effect more than three registrations pursuant to a demand registration. The Holders of Registrable Securities may at any time, request in writing that the Company register the resale of any or all of the Registrable Securities on Form S-3 or any similar short-form registration statement; within 30 days provided, however, that the Company will not be obligated to effect such request through an underwritten offering or if Form S-3 is not available. The Registration Rights Agreement also provides customary piggyback registration rights (subject to underwriter cutbacks) and allows the Company to postpone or withdraw the filing or effectiveness of a piggyback registration at any time in its sole discretion. Furthermore, the Registration Rights Agreement includes certain restrictions on registration rights if in the Company’s good faith the registration would be seriously detrimental to the Company. In such case, the Company will have the right to defer such filing for a period of not more than 30 days; provided, however, that the Company will not defer its obligation in this manner more than once in any 12-month period. The Registration Rights Agreement includes customary indemnification and contribution provisions and provides that the Company will bear registration expenses (excluding underwriting discounts and commissions and fees of selling holders’ counsel above an agreed cap). Registration rights will terminate with respect to a holder when such holder’s shares may be sold without restriction under Rule 144, subject to customary conditions.

Lock-Up Agreements

At or prior to the closing, each of the Sellers and certain other investors receiving shares of Company Common Stock in the Merger will enter into a lock-up agreement with the Company (each, a “Lock-Up Agreement”). Under the Lock-Up Agreements, such holders will agree that, (i) with respect to the shares of Company Common Stock issued at the closing, until the longer of (x) the six month period following the closing and (y) the date on which the volume-weighted trading price of the Company Common Stock equals or exceeds $9.00 and (ii) with respect to the Earnout Shares, the six month period following issuance of such Earnout Shares (the “Lock-Up Period”), they will not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of, or engage in any hedging or derivative transactions with respect to, any shares of Company Common Stock received in the Merger (including any escrow releases and earnout shares when issued), subject to customary permitted transfers (including transfers to affiliates, family members and trusts for estate planning purposes, to charitable organizations, and pursuant to will or intestacy), provided that the transferee agrees in writing to be bound by the Lock-Up Agreement for the remainder of the Lock-Up Period.

SAFE Termination Agreements

At or prior to the Effective Time, each outstanding SAFE of CFO Silvia will be terminated pursuant to a SAFE termination agreement among the Company, CFO Silvia and the applicable SAFE holder (each, a “SAFE Termination Agreement”). Under the SAFE Termination Agreements, each SAFE will be canceled and of no further force or effect in exchange for the right to receive the portion of the merger consideration allocable to such SAFE in accordance with the Merger Agreement and the final allocation schedule (including any earnout and escrow shares when and if issued), and each SAFE holder will release claims arising under the applicable SAFE, subject to customary exceptions (including fraud and willful misconduct). The SAFE Termination Agreements are expected to include customary representations and acknowledgments of the SAFE holders (including ownership and authority), tax forms, and covenants to deliver any additional instruments reasonably requested to evidence the termination, and will provide that no additional consideration is payable and that any most-favored-nations, anti-dilution or valuation cap provisions under the SAFEs are waived to the extent inconsistent with the Merger Agreement.

The foregoing descriptions of the Merger Agreement, the Registration Rights Agreement, the Lock-Up Agreements, the SAFE Termination Agreements, and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Registration Rights Agreement, the form of Lock-Up Agreement, the form of SAFE Termination Agreement, copies of which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

Notes Repurchase Agreements

On February 9, 2026, the Company entered into privately negotiated notes repurchase agreements (the “Repurchase Agreements”) with certain holders (the “Noteholders”) of certain of its outstanding 0.00% Convertible Senior Secured Notes due 2028 (the “Convertible Notes”) under that certain Indenture, dated as of December 5, 2025, by and among the Company, each of the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent (the “Indenture”), pursuant to which the Company agreed to repurchase (the “Repurchase”) approximately $135.0 million in aggregate principal amount of the Convertible Notes held by the Noteholders for an aggregate of approximately $119.0 million in cash.

The Company anticipates that the Repurchase will settle on or about February 10, 2026. Upon settlement of the Repurchase, the aggregate principal amount of the Convertible Notes outstanding is expected to be reduced to approximately $100.0 million.

Pursuant to the terms of the Indenture, the Company must maintain a 1:1 loan-to-collateral ratio, where Bitcoin is treated as 0.50 to 1.00 and cash is treated as 1.00 to 1.00. As of the filing of this Current Report on Form 8-K, the Company’s collateral compositions is as follows: (i) 2,800 of Bitcoin and (ii) $145 million held in cash, the total amount of which complies with the terms of the Indenture. This collateral composition is subject to change to account for market conditions, including the price of Bitcoin.

The Repurchase was conducted in accordance with the terms of the Indenture and the Company remains in compliance with the terms of the Indenture after the Repurchase.

The foregoing description of the Repurchase Agreements is qualified in its entirety by reference to the form of Repurchase Agreement filed as Exhibit 10.4 of this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the shares of Company Common Stock to be issued as consideration for the Merger is incorporated herein by reference. The securities will be issued pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including those provided by Section 4(a)(2) of the Securities Act and Regulation D and Regulation S promulgated under the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon closing of the Merger, the Company and Noor will enter into an employment agreement setting forth the terms and conditions of his employment as Chief Technology Officer of the Company (or its post-closing subsidiary) (the “Employment Agreement”). Under the terms of the Employment Agreement, Noor will be entitled to receive (i) an annual base salary of $700,000, subject to review and adjustment by the Company from time to time, (ii) eligibility for an annual performance-based cash bonus with a target amount equal to $300,000, subject to approval by the compensation committee of the board of directors of the Company in its sole discretion and continuous employment with the Company, and (iii) a one-time signing bonus equal to $5,000,000, subject to continuous employment with the Company. Noor will also be eligible to receive a grant of time-based restricted stock units equal to $4,000,000, which vests in equal installments over four years following the date of grant, subject to board (or its compensation committee) approval, vesting conditions, continuous employment with the Company and other conditions. The Employment Agreement contains customary confidentiality and intellectual property provisions and may be terminated by either party in accordance with its terms.

The Employment Agreement will provide that in the event Noor terminates his employment for “good reason” or the Company terminates his employment without “cause” (in each case defined in the Employment Agreement), he is entitled to receive the following benefits, subject to his execution of a general release of claims in the Company’s favor and obligations regarding return of property and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; (iv) six (6) months of base salary; (v) continued time-vesting of any unvested restricted stock unit awards for six (6) months following the date of termination; provided, however, that if Noor terminates for “good reason” or we terminate his employment without “cause” within six (6) months following a “change in control” (in each case defined in the Employment Agreement), all unvested time-vesting conditions of the restricted stock unit awards accelerate and vest in full; and (vi) Company paid COBRA continuation costs for up to six (6) months following the date of termination.

In the event Noor voluntarily resigns other than for “good reason” or Noor’s employment is terminated by the Company for “cause” (in each case defined in the Employment Agreement), he will be entitled to (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

Upon closing of the Merger, Noor will enter into a Non-Competition and Non-Solicitation Agreement (the “Non-Competition Agreement”) in favor of the Company and its affiliates (including CFO Silvia) in connection with the Merger, imposing a three-year post-closing restricted period that, among other things, limits Noor from becoming a control person of a company that operates in the same or substantially similar line of business as CFO Silvia in the United States and other covered markets, imposes employee and customer non-solicitation covenants and confidentiality on Noor, provides for mutual non-disparagement obligations, includes customary equitable-relief and fee-shifting remedies (with tolling during violations), and provides for automatic termination if the Merger Agreement is terminated.

The foregoing descriptions of the Employment Agreement and the Non-Competition Agreement do not purport to be complete and are qualified in their entirety by reference to the Employment Agreement and the Non-Competition Agreement, copies of which are filed as Exhibits 10.5 and 10.6 of this Current Report on Form 8-K, which are incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On February 9, 2026, the Company issued a press release announcing its entry into the Merger Agreement. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Subsequently, on February 9, 2026, the Company issued a press release announcing the Repurchase. A copy of the press release has been furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On January 6, 2026, the Company filed a Registration Statement on Form S-1 (File No. 333-292590) (the “Registration Statement”) that describes its business, including its focus on financial products and strategies related to bitcoin and technology-enabled financial services. Since the filing of the Registration Statement, the Company has continued to evaluate and refine its business strategy in response to market developments.

The Company intends to expand its use of artificial intelligence and automation to support the development and delivery of financial products and services. The Company believes that advances in artificial intelligence may enable more scalable and efficient tools for portfolio analysis, financial planning, and investor decision support. Consistent with this approach, the Company expects to increasingly rely on software-based systems and automated processes as part of its operating model.

In furtherance of this strategy, the Company entered the Merger Agreement, as described in Item 1.01 above, to acquire CFO Silvia an artificial intelligence software company focused on financial applications. CFO Silvia has developed proprietary AI-based tools designed to aggregate and analyze financial data across multiple asset classes and provide users with automated insights and analytics. Since its public launch in May 2025, CFO Silvia’s platform has supported a substantial volume of assets connected by users.

If the Merger is completed, the Company expects to integrate CFO Silvia’s technology into its existing platform and expand its technology-enabled financial offerings. The Company also expects to continue to hold bitcoin as part of its balance sheet strategy, as described in the Registration Statement.

The Merger is subject to customary closing conditions, including approval by the Company’s stockholders, and there can be no assurance that the Merger will be completed on the anticipated terms or at all. If completed, the Merger would represent an expansion of the Company’s technology capabilities and product offerings beyond those described in the Registration Statement.

This Item 8.01 disclosure is intended to update and supplement the description of the Company’s business contained in the Registration Statement. Additional information regarding the Merger and the Company’s business strategy will be included in future filings with the U.S. Securities and Exchange Commission (the “SEC”), as appropriate.

Additional Information and Where to Find It

In connection with the Proposed Transaction by and among ProCap Financial, CFO Silvia, and Merger Sub, ProCap Financial plans to file with the SEC a preliminary proxy statement of ProCap Financial (the “Proxy Statement”) in connection with Proposed Transaction. The definitive proxy statement and other relevant documents will be mailed to stockholders of ProCap Financial as of a record date to be established for voting on the Proposed Transaction and other matters as described in the Proxy Statement. ProCap Financial will also file other documents regarding the Proposed Transaction with the SEC. This communication does not contain all of the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF PROCAP FINANCIAL AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH PROCAP FINANCIAL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT PROCAP FINANCIAL, CFO SILVIA AND THE PROPOSED TRANSACTION.

Investors and security holders will also be able to obtain copies of the Proxy Statement and all other documents filed or that will be filed with the SEC by ProCap Financial, without charge, once available, on the SEC’s website at www.sec.gov, or by directing a request to: ProCap Financial Inc. at 600 Lexington Ave., Floor 2, New York, NY 10022.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION OR ANY RELATED TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in Solicitation

CFO Silvia, ProCap Financial and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from ProCap Financial’s stockholders in connection with the Proposed Transaction. A list of the names of such persons, and information regarding their interests in the Proposed Transaction and their ownership of ProCap Financial’s securities are, or will be, contained in ProCap Financial’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ProCap Financial’s stockholders in connection with the Proposed Transaction is contained in the Proxy Statement. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CFO Silvia or ProCap Financial, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including Exhibit 99.1, are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the financial position, business strategy and the plans and objectives of management for our future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve significant risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” set forth in the Company’s proxy statement/prospectus included in Company’s Registration Statement on Form S-4 (File No. 333-290365), initially publicly filed with the SEC on September 18, 2025, as amended, or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Report on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

This Current Report on Form 8-K is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1*+	Agreement and Plan of Merger, dated as of February 8, 2026, by and among the Company, Silvia Merger Sub, Inc., CFO Silvia, Inc, Inflection Points Inc, Shain Noor, and Shain Noor as Stockholder Representative
10.1	Form of Registration Rights Agreement, by and among the Company and the Holders
10.2+	Form of Lock-Up Agreement
10.3	Form of SAFE Termination Agreement
10.4*+	Form of Notes Repurchase Agreement
10.5†	Form of Employment Agreement, by and among the Company and Shain Noor
10.6†+	Form of Non-Competition and Non-Solicitation Agreement, by and between the Company and Shain Noor
99.1	Press Release, dated February 9, 2026
99.2	Press Release, dated February 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

* Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule (or similar attachment) will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

† Indicates a management contract or compensatory plan.

+ Indicates certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K, Item 601(b)(2) or (10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCAP FINANCIAL, INC.

Date: February 9, 2026	By:	/s/ Anthony Pompliano
	Name:	Anthony Pompliano
	Title:	Chief Executive Officer